EXHIBIT 99.3

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                             SMARTSERV ONLINE, INC.

                                       AND

                    THE INVESTORS LISTED ON SCHEDULE A HERETO

                                SEPTEMBER 9, 2002

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of September 9, 2002, by and among (a) SmartServ Online, Inc., a Delaware corporation (the "Company"), and (b) the purchasers of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and warrants (the "Warrants") pursuant to the Stock Purchase Agreement of even date herewith (the "Purchase Agreement") among the Company and the purchasers listed on Schedule A hereto (individually, a "Purchaser" and collectively, the "Purchasers").

                                 R E C I T A L S
                                 - - - - - - - -

         WHEREAS, in order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the Purchasers with the registration rights set forth in this Agreement; and

         WHEREAS, the execution of this Agreement is an express condition to the closing under the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS.

         Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Holder.

         "Agreement" means this Registration Rights Agreement, as it hereinafter may be amended from time to time.

         "Closing Date" shall have the meaning set forth in Section 1.3 of the Purchase Agreement.

         "Common Stock" shall have the meaning set forth in the Preamble hereof.

         "Company" shall have the meaning set forth in the Preamble hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as from time to time amended.

         "Holder" means a Purchaser or a Permitted Transferee of a Purchaser.

         "Indemnified Company Party" means the Company, its directors and officers and Affiliates.

         "Indemnified Holder Party" means the Holder of Registrable Securities and any officer, director or Affiliate of the Holder.

         "Losses" means any losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and disbursements).

         "Misstatement" means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

         "Nasdaq" means The Nasdaq Stock Market.

         "Permitted Transferee" shall have the meaning set forth in Section 7.10 of the Purchase Agreement.

         "Person" means a natural person, partnership, corporation, limited liability company, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

         "Purchase Agreement" shall have the meaning set forth in the Preamble hereof.

         "Purchased Shares" means the Common Stock included in the Units purchased by the Purchaser pursuant to the Purchase Agreement.

         "Purchaser" shall have the meaning set forth in the Preamble hereof.

         "Registrable Securities" means (a) any Purchased Shares and any Common Stock hereafter acquired on exercise of the Warrants by the Holder (if such stock is not already registered with the SEC) and (b) any securities issued or issuable with respect to such Purchased Shares or Common Stock referred to in clause (a) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act or are eligible for sale under Rule 144(k) (or any successor provision) without being subject to any volume limitation, (iii) such securities shall have been otherwise transferred to a person who is not a Permitted Transferee, or (iv) such securities shall have ceased to be outstanding.

         "Registration Expenses" means the out-of-pocket expenses of a Registration Statement, including:

         (1) all registration and filing fees (including, without limitation, fees with respect to filings required to be made with the National Association of Securities Dealers);

         (2) fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determinations of their eligibility for investment under the laws of such jurisdictions as the managing underwriters may designate);

         (3)   printing, messenger, telephone and delivery expenses;

         (4) fees and disbursements of counsel for the Company and of McCausland, Keen & Buckman or such other firm of attorneys selected by all of the selling Holders of Registrable Securities;

         (5) fees and disbursements of all independent certified public accountants of the Company incurred in connection with such Registration;

         (6) premiums and other costs of securities acts liability insurance if the Company so desires; and

         (7)   fees and expenses of any other Persons retained by the Company.

         "Registration Statement" means any registration statement under the Securities Act on an appropriate form (to the extent such form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed therewith) which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

         "Securities Act" means the Securities Act of 1933, as from time to time amended.

         "SEC" means the Securities and Exchange Commission.

         "Units" means the Common Stock and the Warrants.

         "Warrants" shall have the meaning set forth in the Preamble hereof.

2.       TIMING OF REGISTRATION.

         The Company shall prepare and deliver to the Holders, (a) on or before the seventh (7th) day after the Closing Date, and (b) on or before the thirtieth
(30th) day after each exercise of a Warrant if (i) the Common Stock issued upon the exercise of such Warrant is not registered with the SEC and (ii) a Registration Statement of the Company is not effective at such time of exercise or ceases to be effective within one (1) year after such exercise (or until all Registrable Securities have been sold by the Holders), and, as promptly as practicable after the approval of the Holders, file with the SEC a Registration Statement on Form S-3, unless the Company does not qualify for use of Form S-3 in such registration, in which case the Registration Statement shall be on such form as is then available to effect a registration for resale of all of the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Holders and their counsel prior to its filing or other submission (such approval not to be unreasonably withheld or delayed). The Holders shall be deemed to have approved of the Registration Statement (and each amendment or supplement thereto) if they have not objected to such Registration Statement (or any amendment or supplement thereto) within three (3) business days after the same has been delivered to the Holders.

3.       REGISTRATION PROCEDURES.

         In connection with the Company's registration obligations under Section 2, the Company will effect the registration for resale of the Registrable Securities in accordance with the intended plan of distribution thereof. The Company will as expeditiously as practicable:

         (a) prepare and deliver to the Holders (i) no later than the seventh
(7th) day after the Closing Date, and (ii) if (x) the Common Stock issued upon the exercise of such Warrant is not registered with the SEC at the time of such exercise and (y) a Registration Statement of the Company is not effective at the time of such exercise or ceases to be effective within one (1) year after such exercise (or until all Registrable Securities have been sold by the Holders), no later than the thirtieth (30th) day after each exercise of a Warrant, a Registration Statement (or an amendment to a currently effective Registration Statement) with respect to such Registrable Securities, use its commercially reasonable best efforts to cause such Registration Statement to become effective no later than the sixtieth (60th) day following the filing thereof and use its commercially reasonable best efforts to cause it to remain continuously effective until the earlier of (i) the date one (1) year from the date such Registration Statement was declared effective (or from the date of such amendment to a currently effective Registration Statement), and (ii) the date the last of the Registrable Securities covered by such Registration Statement have been sold; provided, that before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to the Holders of Registrable Securities covered by such Registration Statement draft copies of all such documents proposed to be filed, which documents will be subject to review by the Holders, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Holders of Registrable Securities shall reasonably object. As promptly as practicable following the approval of the Holders, the Company shall file the Registration Statement with the SEC;

         (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

         (c) promptly, following its actual knowledge thereof, notify the selling Holders of Registrable Securities, and (if requested by any such Person) confirm such advice in writing,

            (1) when the Prospectus or any supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

            (2) of any written request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

            (3) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

            (4) of the receipt by the Company of any written notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

            (5) of the existence of any fact which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing a Misstatement;

         (d) use its commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest practicable time;

         (e) furnish to each of the selling Holders of Registrable Securities and to McCausland, Keen & Buckman, or such other firm of attorneys as selected by all of such Holders, without charge, one (1) copy of the signed Registration Statement including any supplements and post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

         (f) deliver to the selling Holders of Registrable Securities, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus));

         (g) use all commercially reasonable efforts to register or qualify or cooperate with the selling Holders of Registrable Securities and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such Holders may reasonably request in writing; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

         (h) use its commercially reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

         (i) if the Registration Statement or the Prospectus contains a Misstatement, promptly upon the Company's discovery of such Misstatement, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain a Misstatement;

         (j) use its best efforts to cause all such Registrable Shares covered by the Registration Statement to be listed or quoted on the principal securities exchange (including Nasdaq) on which similar securities issued by the Company are then listed or quoted;

         (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC relating to such Registration; and

         (l) upon reasonable notice and at reasonable times during normal business hours, make available for inspection by a representative of the Holders and any attorney or accountant retained by the Holders, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, attorney or accountant, in each case in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by those persons.

4.       REGISTRATION EXPENSES.

         The Company shall bear all Registration Expenses incurred in connection with any Registration Statement. The Company also will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with any listing of the securities to be registered on a securities exchange or the National Association of Securities Dealers, Inc., and the fees and expenses of any Person, including special experts, retained by the Company.

5.       INDEMNIFICATION.

         (a) Company Indemnification.
             -----------------------

             The Company shall indemnify and hold harmless each Indemnified Holder Party against any Losses, to which such Indemnified Holder Party may become subject under the Securities Act or any other applicable law, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, except insofar as such Losses are primarily caused by any such actual or alleged untrue statement or omission so made in conformity with information furnished in writing to the Company by such Indemnified Holder Party seeking indemnification expressly for use therein, or (iii) any violation by the Company of any federal or state rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration; provided, however, that the Company shall not be liable to an Indemnified Holder Party for any untrue statement included in any Prospectus, which statement has been corrected in writing by the Company in an amended or supplemented Prospectus filed with the SEC before the sale from which such Loss occurred.

         (b) Holders' Indemnification.
             ------------------------

             In connection with any Registration Statement in which the Holders of Registrable Securities are participating, each Holder so participating will indemnify and hold harmless each Indemnified Company Party against any Losses to which the Company or any Indemnified Company Party may become subject, insofar as such Losses (or actions in respect thereof) arise out of or are based primarily upon information in writing furnished to the Company by such Holder of Registrable Securities expressly for use in (and such information is contained in) any registration statement under which securities were registered under the Securities Act at the request of the Holders of Registrable Securities, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b) or paragraph (d) below, no Holder of Registrable Securities shall be required to indemnify any Person pursuant to this Section 5 or to contribute pursuant to paragraph (d) below in an amount in excess of the amount of the aggregate net proceeds received by such Holder of Registrable Securities in connection with any such Registration Statement under the Securities Act.

         (c) Procedure.
             ---------

             Promptly after receipt by any indemnified party of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying party pursuant to this Section 5, such indemnified party shall notify the indemnifying party in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified party and the indemnifying party shall have been notified thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified party for the same counsel to represent both the indemnified party and such indemnifying party or any affiliate or associate thereof, the indemnified party shall be entitled to retain its own counsel at the expense of such indemnifying party.

         (d) Contribution.
             ------------

             No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.       EXCHANGE ACT REPORTING REQUIREMENTS.

         The Company shall timely file such information, documents and reports as the SEC may require or prescribe under the Exchange Act. In addition, the Company shall file such other information, documents and reports as shall hereafter be required by the SEC as a condition to the availability of Rule 144 under the Securities Act (or any successor provision).

         The Company shall, upon reasonable request, (i) furnish the Holders of Registrable Securities with (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company, and (c) such other reports and documents filed by the Company with the SEC as the Holders may reasonably request in availing themselves of an exemption for the sale of Registrable Securities without registration under the Securities Act pursuant to Rule 144 thereunder and (ii) make such additional filings with the SEC as will enable the Holders to make sales of the Registrable Securities pursuant to Rule 144.

7.       SUSPENSION OF SALES.

         Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, the selling Holders of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Holders have received copies of the supplemented or amended Prospectus required by Section 3 hereof, or until the Holders are advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, each Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company shall use its commercially reasonable best efforts to promptly (and in no event more than thirty (30) days) update the Registration Statement so that the Misstatement is corrected.

8.       TRANSFER OF REGISTRATION RIGHTS.

         Neither this Agreement nor any of the rights or obligations hereunder may be assigned (excluding any assignment by operation of law) by the Company without the prior written consent of the Holders, which consent will not be unreasonably withheld. The Holders of Registrable Securities may assign their rights and obligations hereunder to any Person to which the applicable Registrable Securities are assigned, without the prior consent of the Company or any other person, provided that such assignment may only be to a Permitted Transferee who is not a direct competitor of the Company. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns including any person to whom Registrable Securities are transferred and any person with whom the Company may merge and no other Person shall have any right, benefit or obligation hereunder. The Company shall be given written notice by a Holder of Registrable Securities at the time of any such transfer of such securities by such Holder stating the name and address of the transferee, including a writing by such transferee to the effect that such transferee agrees to be bound by the terms hereof and identifying the securities with respect to which the rights hereunder are being transferred.

9.       MISCELLANEOUS.

         (a) Remedies.
             --------

             The Holders of Registrable Securities, in addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement and reasonable attorneys' fees and expenses in connection with the exercise of such rights. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements.
             --------------------------

             The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or conflicts with the provisions hereof.

         (c) Amendments and Waivers.
             ----------------------

             The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of the Holders. The foregoing notwithstanding, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of each Holder of Registrable Securities whose shares are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of a majority of the shares of Registrable Securities being sold pursuant to such Registration Statement.

         (d) Notices.
             -------

             Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered by hand-delivery or air courier guaranteeing overnight delivery, as follows:

         If to the Company:     SmartServ Online, Inc.
                                One Station Place
                                Stamford, Connecticut 06902
                                Attn:  Chief Financial Officer
                                Facsimile:  (202) 353-5984

         With a copy to:        SmartServ Online, Inc.
                                One Station Place
                                Stamford, Connecticut 06902
                                Attn:  General Counsel
                                Facsimile:  (202) 353-5984

         And:                   Jenkens & Gilchrist Parker Chapin LLP
                                The Chrysler Building
                                405 Lexington Avenue
                                New York, New York 10174
                                Attn:  Michael J. Shef, Esq.
                                Facsimile:  (212) 704-6288

         If to the Investors:   To their respective addresses set forth
                                on Schedule A

All such notices, requests, instructions or other documents shall be deemed to have been duly given at the time delivered by hand, if personally delivered or on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         (e) Counterparts.
             ------------

             This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings.
             --------

             The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law.
             -------------

             This Agreement shall be governed by and construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of Delaware, without regard to the conflict of law principles thereof, except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

         (h) Severability.
             ------------

             In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (i) Facsimile Signature.
             -------------------

             A facsimile signature on this Agreement shall be considered the same as an original.

         (j) Entire Agreement.
             ----------------

             This Agreement is intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter (including any prior agreements and understandings with respect to registration rights regarding the Purchased Shares).

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    SMARTSERV ONLINE, INC.

                                    By:______________________________________
                                       Name:  Sebastian E. Cassetta
                                       Title: Chief Executive Officer



                                    -----------------------------------------
                                          Name:

                                    -----------------------------------------
                                          Name:



                                    -----------------------------------------
                                          Name:



                                    -----------------------------------------
                                          Name:



                                    -----------------------------------------
                                          Name:



                                    -----------------------------------------
                                          Name:



                                    -----------------------------------------
                                          Name:

                                   SCHEDULE A
                                   ----------

                                                                       Exhibit A
                                                                       ---------


     Investor                       Number of Purchased Shares              Aggregate Purchase Price

Ira M. Lubert                            328,767                                $300,000
1811 Chestnut Street, 8th Floor
Philadelphia, PA 19103
Attn: Linda Meldrum

Jonathan Lubert Trust                    109,589                                $100,000
Howard Lubert, Trustee
1811 Chestnut Street, 8th Floor
Philadelphia, PA 19103
Attn: Linda Meldrum

Kristine Lubert Trust                    109,589                                $100,000
Howard Lubert, Trustee
1811 Chestnut Street, 8th Floor
Philadelphia, PA 19103
Attn: Linda Meldrum

Steven B. Rosner                         273,972                                $250,000
1220 Mirabeau Lane
Gladwyne, PA 19035

SPH Investments                          273,972                                $250,000
FBO Stephen P. Harrington
1812 St. Martin Lane
Philadelphia, PA 19118

Robert F. Gorman                         438,356                                $400,000
2225 Croydon Walk
St. Louis, MO 63131

A and R Investments L.L.C.               109,589                                $100,000
2225 Croydon Walk
St. Louis, MO 63131

Daniel A. Gooze                          219,178                                $200,000
124 Ravin Oaks Lane
Highland Park, IL 60035

S & H Management, Inc.                   273,972                                $250,000
6540 N. St. Louis
Lincolnwood, IL 60712


                                      -13-

Mark Todd                                164,383                                $150,000
16 Dundas Drive
Rochester, NY 14625

John A. Moore                            55,890                                 $51,000
101 Brookmeadow Road
Wilmington, DE 19807

Barry M. Ray                             54,794                                 $50,000
5454 W. Fargo Avenue
Skokie, IL 60077

Crestview Capital Offshore               21,918                                 $20,000.50
Fund, Inc.
95 Revere Drive
Suite F
Northbrook, IL 60062

Crestview Capital Fund II, LP            263,014                                $240,000.90
95 Revere Drive
Suite F
Northbrook, IL 60062

Crestview Capital Fund, LP               263,014                                $240,000.90
95 Revere Drive
Suite F
Northbrook, IL 60062

Robert H. Rosner IRA                     109,589                                $100,000
15 Festival Drive
Voorhees, NJ 08043

Frazier Investments                      328,767                                $300,000
1040 First Avenue
No. 190
New York, NY 10022
Attention:  Vanessa Andrade

Joel Rotter                              219,178                                $200,000
1040 First Avenue
No. 190
New York, NY 10022
Attention:  Vanessa Andrade


                                      -14-

Steven H. Erlbaum                        109,589                                $100,000
44 West Lancaster Avenue
Suite 110
Ardmore, PA 19003

Erlbaum Investments, L.P.                109,589                                $100,000
44 West Lancaster Avenue
Suite 110
Ardmore, PA 19003

Stanley Yau-Hok Chan                     27,500                                 $25,093.75
25009 Century Oaks Circle
Castro Valley, CA 94552

David N. Lewis                           20,000                                 $18,250
1729 Monterey Court
Ann Arbor, MI 48108


                                                                                ------------

                 TOTAL                   3,884,209.00                           $3,544,346.05



                                      -15-